Supplement dated May 26, 2021 to the following
Prospectuses dated May 1, 2021:

•  Premier Variable Universal Life

•  MultiOption® Guide Variable Annuity

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

The MultiOption® Guide Variable Annuity Appendix A – Portfolio Companies Available Under the Contract section is revised to indicate the following expense and average annual total return information for the Neuberger Berman AMT Sustainable Equity Portfolio – S Class Shares.

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Neuberger Berman Advisers Management Trust
The fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's financial criteria and social policy.	Neuberger Berman AMT Sustainable Equity Portfolio – S Class Shares Investment Adviser: Neuberger Berman Investment Advisers LLC	1.18%	19.28%	12.78%	11.40%

The Premier Variable Universal Life Appendix A – Portfolio Companies Available Under the Contract section is revised to indicate the following expense and average annual total return information for the Neuberger Berman AMT Sustainable Equity Portfolio – I Class Shares.

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Neuberger Berman Advisers Management Trust
The fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's financial criteria and social policy.	Neuberger Berman AMT Sustainable Equity Portfolio – I Class Shares Investment Adviser: Neuberger Berman Investment Advisers LLC	0.92%	19.56%	13.05%	11.62%

Please retain this supplement for future reference.

F96459 5-2021